SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                                 April 18, 2003
                 --------------------------------------------
                Date of report (Date of earliest event reported)



                                   ADVO, Inc.
                        ------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware                  1-11720                  06-0885252
 -----------------------------       -----------------          ---------------
  (State or other jurisdiction     (Commission file number)     (IRS Employer
 of incorporation or organization)                           Identification No.)



         One Univac Lane, P.O. Box 755, Windsor, Connecticut 06095-0755
         --------------------------------------------------------------
                    (Address of Principal Executive Offices)




Registrant's telephone number, including area code:          (860) 285-6100
                                                   -----------------------------

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed herewith:


Exhibit No. Description

99(a)       Press release, dated April 17, 2003, issued by the
            Company.                                             Filed herewith.




ITEM 9.       REGULATION FD DISCLOSURE

On April 17, 2003, ADVO, Inc. ("the Company") reported its second quarter and six-month period ended March 29, 2003. A copy of the Company's press release is attached as Exhibit 99(a) to this Current Report.

In accordance with General Instruction B.6. of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, except as shall be expressly set forth by specific reference in such a filing.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.







                                         ADVO, Inc.
      Date: April 17, 2003
                                          By  /s/ JOHN D. SPERIDAKOS
                                              ----------------------------
                                              John D. Speridakos
                                              Vice President and Controller




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                                  EXHIBIT INDEX

                                                             Incorporated by
Exhibit No.       Description                                Reference

   99 (a)         Press release dated April 17, 2003,        Filed herewith.
                  issued by the Company.



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